UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2005

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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       0-16002                95-3768341
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
        Incorporation)                                       Identification No.)

                               5880 Oberlin Drive
                           San Diego, California 92121
               (Address of Principal Executive Offices) (Zip Code)


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       Registrant's telephone number, including area code: (858) 457-2500


                                       N/A
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule
              or Standard; Transfer of Listing.

On April 4, 2005, the New York Stock Exchange, ("NYSE") informed Advanced Marketing Services, Inc. (the "Company") that, because of the delay in the filing of its Annual Report on Form 10-K for fiscal year 2004, the Company is not in compliance with the NYSE's proposed Paragraph 802.01E and that the NYSE will suspend trading in the Company's stock on the NYSE before the opening of market on April 19, 2005. The NYSE also stated that trading could be suspended earlier if there is a material adverse development. Application by the NYSE to the Securities and Exchange Commission to delist the Company's stock is pending the completion of applicable procedures, including any appeal by the Company of the NYSE staff's decision.

On April 7, 2005, the Company issued a public announcement concerning the suspension of trading by the NYSE. The full text of the public announcement is included as Exhibit 99.1 to this report.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1  Public announcement, dated April 7, 2005, of the Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANCED MARKETING SERVICES, INC.



Date:  April 7, 2005              By:  /s/ Curtis R. Smith
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                                       Curtis R. Smith
                                       Executive Vice President and
                                       Chief Financial Officer